SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                    February 12, 1997



                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-12001           25-1792394
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)           File Number)      Identification No.)

     1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA       15222-5479
        (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  412-394-2800

Item 5.           Other Events
                  ------------

         On February 12, 1997, the registrant issued a press release announcing that its President and Chief Executive Officer, William P. Rutledge, had tendered his resignation as an officer, and that the registrant's Chairman, Richard P. Simmons, will serve as President and Chief Executive Officer. During the transition, Mr. Rutledge will be available to assist Mr. Simmons with respect to the registrant's non-metals businesses. A copy of the text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to such Exhibit.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  Not applicable.


         (b)  Not applicable.


         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                                     Exhibit
          Description                                   No.
          -----------                                -------

         Press Release dated February 12, 1997          99.1

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ALLEGHENY TELEDYNE INCORPORATED



February 12, 1997                   By:     /s/ Jon D. Walton
                                           ----------------------------
                                           Jon D. Walton
                                           Vice President-General Counsel
                                           and Secretary

                                  EXHIBIT INDEX


                                                                Sequential
  No.                        Description                          Page No.
-------                      -----------                        ----------



 99.1    Press Release dated February 12, 1997                        5






















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